UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  February 15, 2012

(Date of earliest event reported)

RARE ELEMENT RESOURCES LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

001-34852	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

225 UNION BLVD., SUITE 250, LAKEWOOD, COLORADO 80228

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 278-2460

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant

(a)  Previous Independent Accountant

On February 16, 2012, Rare Element Resources Ltd. (the “Company”) dismissed DeVisser Gray LLP (“DVG”) as the Company’s independent registered public accounting firm. The decision to change independent accountants was approved by the Company’s Board of Directors on February 15, 2012.

DVG’s reports on the Company’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through the date of this report, (i) there were no disagreements with DVG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to DVG’s satisfaction, would have caused DVG to make reference to the subject matter of such disagreements in its reports on the Company’s consolidated financial statements for such years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”).

The Company provided DVG with a copy of the foregoing disclosures before its filing with the SEC and requested that DVG furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated February 16, 2012, is filed as Exhibit 16.1 to this report on Form 8-K.

(b)  New Independent Accountant

On February 15, 2012, the Company, upon the approval of the Company’s Board of Directors, engaged the services of Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) as the Company’s new independent registered public accounting firm effective as of February 15, 2012 (the “Engagement Date”).

During the Company’s two most recent fiscal years and prior to the Engagement Date, the Company did not consult with EKS&H regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

(d)      Exhibits.

Exhibit No.	Description

16.1	Letter from De Visser Gray LLP to the Securities and Exchange Commission dated February 16, 2012.

SIGNATURES

 Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RARE ELEMENT RESOURCES LTD. (Registrant)

Dated: February 17, 2012	By: /s/ David P. Suleski David P. Suleski Chief Financial Officer and Corporate Secretary